UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     August 4, 2004

InfraSource Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32164	03-0523754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 West Sixth Street, Suite 300 Media, Pennsylvania		19063
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    (610) 480-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.             Other Events

On August 4, 2004, InfraSource Services, Inc. (the “Company”) issued a press release announcing the signing of definitive agreements to acquire EnStructure, the construction services business of SEMCO Energy, Inc., and Utili-trax, a construction business of Connexus Energy.  A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 7.             Financial Statements, Pro Forma Financial Information And Exhibits

(c)   Exhibits

99.1         Press release dated August 4, 2004, issued by InfraSource Services, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFRASOURCE SERVICES, INC.

Date: August 4, 2004	By:	/s/ James Leyden
Name: James Leyden
Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated August 4, 2004, issued by InfraSource Services, Inc.